[LOGO] =========================================================================

Dear Shareholder:

     We are pleased to present the annual report for The Italy Fund Inc. ("Fund") for the year ended January 31, 1999. As of January 31, 1999, the Fund's total net assets were approximately $168 million, and the Fund's net asset value ("NAV") per share was $18.09. This represented a 14.1% increase for the quarter, and a 28.7% increase for the year based on NAV. For the fourth quarter, the Fund outperformed two of its benchmarks, the MSCI Italy Index, and the Mibtel 30 (up 12.8% and 13.5%, respectively), while slightly underperforming the BCI Index (a widely followed Italian index which includes all the securities listed on the Milan Stock Exchange), which was up 14.56%. For the full year, the BCI Index (Banco Commerciale Italiana) rose 33.44%.

     In an effort to reduce the Fund's discount to net asset value, the Board of Directors authorized a stock repurchase program. To date the Fund has repurchased 234,975 shares in the open market. The Fund intends to repurchase shares of its stock at such times and prices and in such amounts as is deemed advisable. There can be no assurance that the Board of Directors will continue this program.

     We are pleased to report that The Italy Fund was rated number one by Lipper, Inc. in the international closed-end fund category for the two years ended December 31, 1998.* (Lipper Inc. is a major U.S. fund-tracking organization.)

The EMU Era

     As of January 4th 1999, 11 European countries entered the era of the euro. (The euro is the new, single currency of eleven European Union countries that began on January 1, 1999.) This should give Euroland critical mass compared with the U.S. and Japan, and become an increasingly important issue, as it will increase fund flow towards and within Euroland, from investors attracted by the clearer accounting standards and liquidity of these markets. The single monetary policy will aim at price stability, and Europe should be in a better position to impose a more balanced economic policy.

     In the new environment created by the EMU, companies are encouraged to look beyond their respective national borders and to establish alliances. Many European companies are beginning to streamline operations to increase productivity, enhance shareholder value, and become genuine competitors on the global scene.

     Even domestically, we are beginning to see corporate raiders. Olivetti's hostile takeover attempt of Telecom Italia is a prime example. We believe that such unfriendly takeover attempts are just beginning. As a result, corporate managements, as a defense mechanism, must begin to unlock shareholder value, which could ultimately have a positive affect on Italian equities.

Economic Overview

     Italy's economy continues to recover. Strong domestic demand and higher exports were the major factors behind Italy's Gross Domestic Product ("GDP") growth in 1998. With respect to inflation, Italy met all the requirements for EMU entry which is quite an achievement considering Italy's historically high level of inflation.

     The Italian government's role in the economy has declined as an ambitious privatization program started in 1992 has begun to bear fruit. According to the U.S. Department of Commerce, Italian privatizations to date have raised 117.8 trillion lire (in U.S. dollars, $69.3 billion).

     Our research analysts report that Europe's mutual fund revolution reached new heights in 1998. In December 1998, approximately 14 trillion Lire flowed into the market, almost twice the level of 1997.

----------
*    Lipper rankings show a Fund's 1-, 5- and 10-year annualized returns (at
     NAV) of a particular period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1-, 5- and 10-year periods, ended December 31, 1998, there were 15, 15 and 6 funds, respectively, in the Lipper peer group category. Different classes share a common portfolio of securities.

[LOGO] =========================================================================

     In the past, mutual fund inflows were going into bond funds. However, low inflation has allowed the average level of euro-area short-term rates to fall to their lowest level in decades. The search for yield is attracting households into the equity market. The shift has been notable, with 46.5 trillion Lire flowing into equity funds in 1998, versus 30 trillion Lire in 1997, and an equity outflow of 4 trillion Lire in 1996.

     In the United States, strong mutual fund inflows played a sizeable role in propelling the equity markets to historically high valuations, and the same effect was seen with respect to European bonds and equities last year. If euro-area inflows stay high in the next year or two, which seems likely, then this should create a favorable backdrop for Italian financial assets versus external benchmarks.

Investment Strategy

     We use a bottom-up approach to stock selection in The Italy Fund. That is, we look for solid companies with strong growth prospects rather than try to define specific economic or market trends. Our belief is that good companies will thrive over the long term, regardless of the financial trend of the moment.

     In our view, Italian stock price valuations are inexpensive compared to the rest of Europe. For example, Italian stocks on average are selling at 7.5 times 1999 price/cash flow, while European stocks are selling at 10.9 times price/cash flow and U.S. stocks are selling at 16.7 times price/cash flow. Italy's price/earnings ratio is around 21.0 times versus 22.4 times in Europe. Based on price/book valuations, Italy is also much less expensive than Europe (2.7 times price/book versus 3.1 times.)

     Due to restructuring and lower taxes, we anticipate that corporate profits in Italy will grow by about 14% for the rest of 1999 as well as in 2000, a rate that should be higher than the rest of Europe. Therefore, we continue to remain positive about select Italian investment opportunities over the medium term.

     During the Fund's fiscal fourth quarter, we increased our position in Cellular Communications (the main asset being a 14.9% stake in Omnitel -- Olivetti and Mannesmann's cellular vehicle) after an initial bid for the company at $65 was considered below fair value by core shareholders. After this initial $65 bid failed, Olivetti and Mannesmann eventually raised it to $80 per share.

     Because of its Internet business, L'Espresso (owner of major Italian newspapers) advanced roughly 35% in January and we reduced our position by half. INA recently completed a one-for-one spin-off of its property company Unione Immobilaire. Because of aggressive new management, and the belief that the Italian property market is at the bottom of the cycle, we have maintained this holding in the portfolio. New positions were established in Banca Nazionale del Lavoro (a company undergoing restructuring) and Aeroporti di Roma. The government has indicated it will sell its stake in one tranche of Aeroporti di Roma, with three companies already expressing a potential interest.

     We reduced our positions in ENI and Saipem, as the energy industry continues to look rather unexciting over the short-term. Due to the fact we were substantially overweighted in Telecom Italia versus the benchmark coupled with its recent strong performance, we switched about 1 million shares of Telecom Italia savers into Telecom Italia Mobile (TIM) savers, as management has indicated that they will buy-back TIM savers with excess generated cash over the next few years.

Outlook

     Nothing has changed during the Fund's fiscal year to alter our positive medium- and long-term outlook for Italian stocks. On the next page are some of the key reasons why we remain bullish:

[LOGO] =========================================================================

 .    As noted, Italian mutual fund inflows remain encouraging.

 .    With the new tax system (IRAP) combined with increased economic activity, corporate profits in Italy remain healthy. We therefore think Italian stocks remain relatively inexpensive compared to the U.S. and the rest of Europe.

 .    Many foreign investors today are still underweighted in Italian stocks today. Therefore, any renewed interest in the Italian stock market from foreign investors could also have a very positive impact on Italian stock prices over the long term.

     Thank you for investing in The Italy Fund and your continued confidence in our management approach. We look forward to serving your investment needs for many years to come.

Sincerely,


/s/ Heath B. McLendon       /s/ Mario d'Urso

Heath B. McLendon           Mario d'Urso
Chairman                    President


/s/ Rein W. van der Does

Rein W. van der Does
Vice President and
Investment Officer

March 2, 1999

[LOGO] =========================================================================

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investing puts time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A complete description of the Fund's Plan begins on page 18. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investment Services Group, Inc. ("First Data"), dividend paying agent under the Plan, will buy common stock for your account in the open market or on the New York Stock Exchange.

If First Data begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the greater of the Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.

[LOGO] =========================================================================

                      THE ITALY FUND'S SECTORIAL STRUCTURE*
                          JANUARY 31, 1999 (unaudited)

                                   [GRAPHIC]

                    Utilities                          1.4%
                    Automotive                         6.2%
                    Banking                           16.9%
                    Broadcasting                       1.8%
                    Constuction                        1.8%
                    Consumer Cyclical - Textiles       1.8%
                    Consumer Staples - Food            4.1%
                    Consumer Staples - Retail          3.1%
                    Energy - Exploration               0.9%
                    Energy - International             7.3%
                    Engineering                        1.1%
                    Insurance                         16.1%
                    Publishing                         1.4%
                    Miscellaneous                      3.0%
                    Telecommunications - Telephone    18.4%
                    Telecommunications - Wireless     14.7%

                          BCI INDEX SECTORIAL STRUCTURE
                          JANUARY 31, 1999 (unaudited)

                                   [GRAPHIC]

                    Textiles                           1.4%
                    Utilities                          0.3%
                    Automotive                         4.3%
                    Banking                           28.7%
                    Constuction                        1.3%
                    Consumer Products                  2.5%
                    Energy                            10.5%
                    Engineering                        3.5%
                    Food                               1.6%
                    Insurance                         15.1%
                    Miscellaneous                      4.2%
                    Telecommunications                26.6%

*As a percentage of total investments.

[LOGO] =========================================================================

THE ITALY FUND INC.

Schedule of Investments as of January 31, 1999
================================================================================

   Shares                           Security                           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
--------------------------------------------------------------------------------

Automotive -- 6.2%
   331,250        Brembo S.p.A ..............................       $  3,789,863
 1,000,000        Pirelli S.p.A.+ ...........................          2,647,329
 1,525,000        Sogefi S.p.A ..............................          3,955,776
                                                                    ------------
                                                                      10,392,968
                                                                    ------------
Banking -- 16.9%
   800,000        Banca Fideuram S.p.A ......................          5,447,752
   800,000        Banca Nazionale del
                    Lavoro# .................................          2,425,867
   100,000        Banca Popolare
                    Commercio e Industria ...................          2,291,854
    40,000        Banca Popolare di
                    Bergamo Credito
                    Varesino S.p.A.+ ........................            999,875
   150,000        Banca Popolare di Brescia .................          4,781,888
   700,000        Banca Popolare di Milano ..................          5,916,344
   409,800        Istituto Bancario San
                    Paolo di Torino S.p.A.+ .................          6,618,160
                                                                    ------------
                                                                      28,481,740
                                                                    ------------
Broadcasting -- 1.8%
   300,000        Mediaset S.p.A.+ ..........................          2,978,842
                                                                    ------------
Construction -- 1.8%
   600,000        Unicem S.p.A.
                    di Risp NC* .............................          2,969,643
                                                                    ------------
Consumer Cyclical - Textiles -- 1.8%
    45,000        Gucci Group N.V. --
                    NY Registered Shares+ ...................          3,096,563
                                                                    ------------
Consumer Staples - Food -- 4.1%
   544,027        Finanziaria Autogrill
                    S.p.A ...................................          5,050,960
 1,212,000        Parmalat Finanziaria
                    S.p.A.+ .................................          1,922,936
                                                                    ------------
                                                                       6,973,896
                                                                    ------------
Consumer Staples - Retail -- 3.1%
    40,000        Industrie Natuzzi
                    S.p.A. ADR ..............................            850,000
   500,000        La Rinascente S.p.A .......................
                    di Risp NC* .............................          2,933,527
   260,000        Recordati S.p.A ...........................
                    di Risp NC* .............................          1,383,993
                                                                    ------------
                                                                       5,167,520
                                                                    ------------
Energy - Exploration -- 0.9%
   400,000        Saipem S.p.A ..............................          1,481,414
                                                                    ------------
Energy - International -- 7.3%
 2,072,000        Ente Nazionale
                    Idrocarburi S.p.A.+ .....................         12,281,255
                                                                    ------------
Engineering -- 1.1%
   180,000        Danieli & Co.+ ............................          1,019,477
   266,750        Danieli & Co. .............................
                    di Risp NC*+ ............................            823,114
                                                                    ------------
                                                                       1,842,591
                                                                    ------------
Insurance -- 16.1%
   495,001        Alleanza Assicurazioni
                    S.p.A.+ .................................          6,146,263
   265,000        Assicurazioni Generali
                    S.p.A ...................................         11,222,871
 2,500,000        Istituto Nazionale
                    Delle Assicurazioni+ ....................          5,951,097
   325,700        Riunione Adriatica
                    di Sicurta S.p.A ........................          3,801,825
                                                                    ------------
                                                                      27,122,056
                                                                    ------------
Miscellaneous -- 3.0%
   400,000        Aeroporti di Roma S.p.A.+ .................          3,301,269
   850,000        Europa Investimenti#++ ....................            224,352
 2,500,000        Unione Immobiliare
                    S.p.A.+ .................................          1,523,265
                                                                    ------------
                                                                       5,048,886
                                                                    ------------

                       See Notes to Financial Statements.

[LOGO] =========================================================================

THE ITALY FUND INC.

Schedule of Investments as of January 31, 1999 (continued)
================================================================================

   Shares                           Security                           Value
--------------------------------------------------------------------------------

Publishing -- 1.4%
   200,000        Gruppo Editoriale
                     L'Espresso .............................       $  2,369,536
                                                                    ------------
Telecommunications - Telephone -- 18.4%
 2,064,440        Telecom Italia S.p.A.+ ....................         19,176,449
 1,724,500        Telecom Italia S.p.A.
                    di Risp NC* .............................         11,725,682
                                                                    ------------
                                                                      30,902,131
                                                                    ------------
Telecommunications - Wireless -- 14.7%
    65,000        Cellular Communications
                    International, Inc.# ....................          5,195,937
 1,976,000        Telecom Italia Mobile
                    S.p.A ...................................         13,321,297
 1,500,000        Telecom Italia Mobile
                   S.p.A. di Risp NC* .......................          6,253,762
                                                                    ------------
                                                                      24,770,996
                                                                    ------------
Utilities -- 1.4%
   356,000        Italgas S.p.A. ............................          2,269,398
                                                                    ------------
                  TOTAL INVESTMENTS
                  AT VALUE -- 100%
                  (Cost -- $98,308,872**) ...................       $168,149,435
                                                                    ============

----------
+    All or a portion of this security is on loan (See Note 6).
*    Risp NC--Risparmio Non-Convertible (non-covertible savings shares).
#    Non-income producing security.
++   Security restricted as to re-sale (See Note 4).
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

[LOGO] =========================================================================

THE ITALY FUND INC.

Statement of Assets and Liabilities
January 31, 1999
================================================================================

ASSETS:
  Investments, at value (Cost -- $98,308,872) .........................  $168,149,435
  Collateral for securities on loan (Note 6) ..........................    28,305,572
  Receivable for securities sold ......................................       800,000
                                                                         ------------
  Total Assets ........................................................   197,255,007
                                                                         ------------

LIABILITIES:
  Payable for securities on loan (Note 6) .............................    28,305,572
  Payable to bank .....................................................     1,003,133
  Management fees payable .............................................       125,720
  Accrued expenses ....................................................       138,882
                                                                         ------------
  Total Liabilities ...................................................    29,573,307
                                                                         ------------
Total Net Assets ......................................................  $167,681,700
                                                                         ============
NET ASSETS:
  Par value of capital shares .........................................  $     92,681
  Capital paid in excess of par value .................................    94,828,729
  Treasury stock, at cost (Note 7) ....................................    (3,395,244)
  Overdistributed net investment income ...............................      (119,297)
  Accumulated net realized gain from
    security transactions and foreign currency transactions ...........     6,430,046
  Net unrealized appreciation of investments and foreign currencies ...    69,844,785
                                                                         ------------
Total Net Assets
  (Equivalent to $18.09 a share on 9,268,114 shares of $0.01 par value outstanding; 20,000,000 shares authorized) ........................  $167,681,700
                                                                         ============

                        See Notes to Financial Statements

[LOGO] =========================================================================

THE ITALY FUND INC.

Statement of Operations
For the Year Ended January 31, 1999
================================================================================

INVESTMENT INCOME:
  Dividends ....................................................    $ 3,151,401
  Interest .....................................................        210,856
  Less: Foreign withholding tax ................................       (452,931)
                                                                    -----------
  Total Investment Income ......................................      2,909,326
                                                                    -----------
EXPENSES:
  Management fees (Note 2) .....................................      1,520,016
  Custody ......................................................        124,499
  Audit and legal ..............................................        101,210
  Directors' fees ..............................................         85,250
  Shareholder and system servicing fees ........................         57,363
  Shareholder communications ...................................         49,709
  Other ........................................................         33,469
                                                                    -----------
  Total Expenses ...............................................      1,971,516
                                                                    -----------
Net Investment Income ..........................................        937,810
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
    Security transactions (excluding short-term securities) ....     15,602,387
    Foreign currency transactions ..............................        569,874
                                                                    -----------
  Net Realized Gain ............................................     16,172,261
                                                                    -----------
  Change in Net Unrealized Appreciation of Investments
  and Foreign Currencies:
    Beginning of year ..........................................     49,316,646
    End of year ................................................     69,844,785
                                                                    -----------
  Increase in Net Unrealized Appreciation ......................     20,528,139
                                                                    -----------
Net Gain on Investments and Foreign Currencies .................     36,700,400
                                                                    -----------
Increase in Net Assets From Operations .........................    $37,638,210
                                                                    ===========

                       See Notes to Financial Statements.

[LOGO] =========================================================================

THE ITALY FUND INC.

                                                                 Year           Year
                                                                 Ended          Ended
Statements of Changes in Net Assets                             1/31/99        1/31/98
========================================================================================
OPERATIONS:
  Net investment income ...................................  $    937,810   $    693,769
  Net realized gain .......................................    16,172,261        737,808
  Increase in net unrealized appreciation .................    20,528,139     23,037,449
                                                             ------------   ------------
  Increase in Net Assets From Operations ..................    37,638,210     24,469,026
                                                             ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ...................................    (1,902,135)      (190,062)
  Net realized gains ......................................    (2,370,825)            --
                                                             ------------   ------------
  Decrease in Net Assets From Distributions to Shareholders    (4,272,960)      (190,062)
                                                             ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Treasury stock acquired .................................    (3,395,244)            --
                                                             ------------   ------------
  Decrease in Net Assets From Fund Share Transactions .....    (3,395,244)            --
                                                             ------------   ------------
Increase in Net Assets ....................................    29,970,006     24,278,964

NET ASSETS:
  Beginning of year .......................................   137,711,694    113,432,730
                                                             ------------   ------------
  End of year* ............................................  $167,681,700   $137,711,694
                                                             ============   ============

*Includes overdistributed net investment income of: .......  $   (119,297)  $   (310,826)
                                                             ============   ============

                       See Notes to Financial Statements.

[LOGO] =========================================================================

THE ITALY FUND INC.

Notes to Financial Statements
================================================================================

     1. Significant Accounting Policies

     The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2. Management Agreement and Transactions with Affiliated Persons

     SSBC Fund Management Inc. ("SSBC"), formally known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

[LOGO] =========================================================================

THE ITALY FUND INC.

Notes to Financial Statements (continued)
================================================================================

     All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

     For the year ended January 31, 1999, SSB received brokerage commissions of $1,549.

     3. Investments

     During the year ended January 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $34,585,441
--------------------------------------------------------------------------------
Sales                                                                39,401,665
================================================================================

     At January 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $71,489,625
Gross unrealized depreciation                                        (1,649,062)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $69,840,563
================================================================================

     4. Securities Valued by the Fund's Board of Directors

     One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                               Number of  Acquisition    1/31/99   Value Per  Percentage of
     Security                   Shares       Date      Fair Value    Unit      Net Assets     Cost
     --------                  ---------  -----------  ----------  ---------  -------------  ------
Europa Investimenti .........   850,000     7/2/91      $224,352     $0.26        0.13%     $623,396

     5. Concentration of Risk

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

[LOGO] =========================================================================

THE ITALY FUND INC.

Notes to Financial Statements (continued)
================================================================================

     6. Lending of Portfolio Securities

     The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At January 31, 1999, the Fund loaned common stocks having a value of $26,528,307 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Banco Bilbao Nassau, 4.875% due 2/1/99                             $ 1,372,431
  Bank of America, G.C., 4.875% due 2/1/99                             1,372,431
  Banque National de Paris, 4.875% due 2/1/99                          1,372,431
  Bayerische Hypo-Und Vereinsbk, G.C., 4.8438% due 2/1/99              1,372,431
  Caisse de Depots et Consign., Paris, 4.8438% due 2/1/99              1,372,432
  ING Tokyo, 4.9375% due 2/1/99                                        1,372,432
  Rabobank, Grand Cayman, 4.875% due 2/1/99                            1,372,432
  Societe Generale, G.C., 4.875% due 2/1/99                            1,372,432
Repurchase Agreement:
  Merrill Lynch Pierce Fenner Securities, 4.8925% due 2/1/99           4,879,757
  Morgan Stanley Dean Witter & Co., 4.8125% due 2/1/99                   174,986
  NationsBanc Montgomery Securities Inc., 4.8625% due 2/1/99           1,372,432
Commercial Paper:
  Concord Minutemen Capital, 4.9534% due 2/2/99                        1,371,488
  Ford Motor Credit Corp., 4.842% due 2/1/99                           1,371,878
  General Electric Credit Corp., 4.902% due 2/1/99                     1,371,871
  Lehman Brothers Holdings, Inc., 5.0151% due 2/1/99                   1,295,644
  New Center Asset Trust, 4.8319% due 2/1/99                           1,371,879
  Sheffield Receivable Corp., 4.882% due 2/1/99                        1,371,873
  Variable Funding Capital Corp., 4.8219% due 2/1/99                   1,371,880
Money Market Fund:
  Janus Institutional Money Market Fund, 4.9177% due 2/1/99            1,372,432
--------------------------------------------------------------------------------
Total                                                                $28,305,572
================================================================================

     Interest income earned by the Fund from securities loaned for the year ended January 31,1999 was $255,016.

[LOGO] =========================================================================

THE ITALY FUND INC.

Notes to Financial Statements (continued)
================================================================================

     7.  Capital Stock

     At January 31, 1999, the Fund had 20,000,000 shares of common stock authorized with a par value of $0.01 per share.

     On October 27, 1998, the Fund commenced a share repurchase plan. As of January 31, 1999, repurchased shares totalled 234,975.

[LOGO] =========================================================================

THE ITALY FUND INC.

Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  1999         1998       1997       1996        1995
=======================================================================================================

Net Asset Value, Beginning of Year ........... $  14.49     $  11.94   $   9.56    $  9.82    $  9.84
                                               --------     --------   --------    -------    -------
Income (Loss) From Operations:
  Net investment income ......................     0.17         0.07       0.10       0.15       0.09
  Net realized and unrealized gain (loss) ....     3.89         2.50       2.52      (0.39)      0.06
                                               --------     --------   --------    -------    -------
Total Income (Loss) From Operations ..........     4.06         2.57       2.62      (0.24)      0.15
                                               --------     --------   --------    -------    -------
Less Distributions From:
  Net investment income ......................    (0.20)       (0.02)     (0.24)     (0.02)     (0.17)
  Net realized gains .........................    (0.26)          --         --         --         --
                                               --------     --------   --------    -------    -------
Total Distributions ..........................    (0.46)       (0.02)     (0.24)     (0.02)     (0.17)
                                               --------     --------   --------    -------    -------
Net Asset Value, End of Year ................. $  18.09     $  14.49   $  11.94    $  9.56    $  9.82
                                               ========     ========   ========    =======    =======
Market Value, End of Year .................... $ 14.938     $ 12.125   $ 10.000    $ 8.250    $ 8.750
                                               ========     ========   ========    =======    =======
Total Return, Based on Market Value (1) ......    26.96%       21.53%     24.49%     (5.51)%   (27.90)%
                                               ========     ========   ========    =======    =======
Total Return, Based on Net Asset Value (1) ...    28.66%       21.59%     28.27%     (2.43)%    (3.68)%
                                               ========     ========   ========    =======    =======
Net Assets, End of Year (000's) .............. $167,682     $137,712   $113,433    $90,841    $93,347
                                               ========     ========   ========    =======    =======
Ratios to Average Net Assets:
  Net investment income ......................     0.58%        0.61%      0.97%      1.12%      0.85%
  Expenses (2) ...............................     1.22         1.29       1.42       1.42       1.69
Portfolio Turnover Rate ......................       22%          16%        47%        58%        42%

----------
(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(2) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.

[LOGO] =========================================================================

THE ITALY FUND INC.

Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors
of The Italy Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Italy Fund Inc. as of January 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 1995 were audited by other auditors whose report thereon, dated March 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Italy Fund Inc. as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG LLP

New York, New York
March 8, 1999

[LOGO] =========================================================================

THE ITALY FUND INC.

Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                       Net Increase
                                                                             Net Realized             (Decrease) in
                              Investment           Net Investment           and Unrealized              Net Assets
                             Income (Loss)          Income (Loss)             Gain (Loss)            From Operations
                        ---------------------  ----------------------  ------------------------  ------------------------
Quarter Ended              Total    Per Share     Total     Per Share      Total      Per Share      Total      Per Share
-------------           ----------  ---------  ----------   ---------  ------------   ---------  ------------   ---------
April 30, 1997 .......  $  106,945   $ 0.01    $ (238,794)   $(0.03)   $(11,469,551)   $(1.21)   $(11,708,345)   $(1.24)
July 31, 1997 ........   1,945,510     0.20     1,591,023      0.17       8,346,576      0.88       9,937,599      1.05
October 31, 1997 .....      18,406     0.00      (364,305)    (0.04)      5,549,880      0.59       5,185,575      0.55
January 31, 1998 .....      79,657     0.01      (294,155)    (0.03)     21,348,352      2.24      21,054,197      2.21
April 30, 1998 .......     146,182     0.02      (326,512)    (0.03)     25,944,182      2.73      25,617,670      2.70
July 31, 1998 ........   2,658,231     0.28     2,148,071      0.23       5,682,751      0.60       7,830,822      0.83
October 31, 1998 .....     207,822     0.02      (255,194)    (0.03)    (17,814,957)    (1.87)    (18,070,151)    (1.90)
January 31, 1999 .....    (102,909)   (0.01)     (628,555)    (0.07)     22,888,424      2.47      22,259,869      2.40

Tax Information (unaudited)
================================================================================

     For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1999:

          o Total long-term capital gain distributions paid of $2,370,825.

     The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.3628 per share (representing a total of $3,362,257). The total amount of taxes paid by the Fund to such countries was $0.0489 per share (representing a total of $452,931).

     The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

[LOGO] =========================================================================

THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

     The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

     Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

[LOGO] =========================================================================

THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

     Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[LOGO] =========================================================================

                               THE ITALY FUND INC.

--------------------------------------------------------------------------------

INVESTMENT MANAGER AND
ADMINISTRATOR

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

ADVISORY BOARD

Andrea Farace
Pierre Henchoz
Dott. Pietro Manes

DIRECTORS

Heath B. McLendon
Paolo M. Cucchi
Alessandro C. di Montezemolo
Dr. Paul R. Hardin
George M. Pavia
Mario d'Urso

James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
  Chairman of the Board

Mario d'Urso
  President

Lewis E. Daidone
  Senior Vice President and Treasurer

Rein W. van der Does
  Vice President and Investment Officer

Irving P. David
  Controller

Christina T. Sydor
  Secretary

--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                                             THE ITALY FUND INC.
==========================================================================[LOGO]


--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

--------------------------------------------------------------------------------

                               THE ITALY FUND INC.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-6082
                                  FD01090 3/99


                                ANNUAL
                                REPORT
                                January 31, 1999